Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

The Company did not provide for any income taxes in its statement of operations for the three month periods ended March 31, 2015 or 2014. The Company has provided a valuation allowance for the full amount of its net deferred tax assets because, at March 31, 2015 and December 31, 2014, it was more likely than not that any future benefit from deductible temporary differences and net operating loss and tax credit carryforwards would not be realized.

The Company has not recorded any amounts for unrecognized tax benefits as of March 31, 2015 or December 31, 2014. As of March 31, 2015 and December 31, 2014, the Company had no accrued interest or tax penalties recorded. The Company’s income tax return reporting periods since December 31, 2011 are open to income tax audit examination by the federal and state tax authorities. In addition, because the Company has net operating loss carryforwards, the Internal Revenue Service is permitted to audit earlier years and propose adjustments up to the amount of net operating losses generated in those years.

14. Income Taxes

During the years ended December 31, 2014, 2013 and 2012, the Company recorded no income tax benefits for the net operating losses incurred in each year or interim period, due to its uncertainty of realizing a benefit from those items.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2014	2013	2012
Federal statutory income tax rate	(34.0)%	(34.0)%	(34.0)%
Federal and state research and development tax credit	(2.5)	(6.6)	(1.2)
State taxes, net of federal benefit	(4.6)	(4.8)	(5.1)
Stock-based compensation	1.6	1.3	0.3
Other	0.8	—	—
Change in deferred tax asset valuation allowance	38.7	44.1	40.0

Effective income tax rate	0.0%	0.0%	0.0%

Net deferred tax assets as of December 31, 2014 and 2013 consisted of the following:

	December 31,
	2014	2013
Net operating loss carryforwards	$15,243	$9,204
Research and development tax credit carryforwards	2,582	2,005
Capitalized start-up costs	2,204	2,426
Capitalized research and development expenses, net	15,746	11,571
Accrued expenses and other temporary differences	1,050	570

Total gross deferred tax assets	36,825	25,776
Valuation allowance	(36,825)	(25,776)

Net deferred tax assets	$—	$—

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2014, 2013 and 2012 related primarily to the increase in net operating loss carryforwards, capitalized research and development expenses and research and development tax credit carryforwards and were as follows:

	Year Ended December 31,
	2014	2013	2012
Valuation allowance as of beginning of year	$25,776	$19,815	$14,171
Decreases recorded as benefit to income tax provision	—	—	—
Increases recorded to income tax provision	11,049	5,961	5,644

Valuation allowance as of end of year	$36,825	$25,776	$19,815

As of December 31, 2014 the Company had net operating loss carryforwards for federal and state income tax purposes of $39,231 and $36,923, respectively, which begin to expire in 2026 and 2030, respectively. Included in the federal and state net operating loss carryforwards are approximately $114 of deductions related to the exercise of stock options which tax benefit will be realized when it results in the reduction of cash income tax in accordance with ASC 718. As of December 31, 2014, the Company also had available research and development tax credit carryforwards for federal and state income tax purposes of $1,784 and $1,208, respectively, which begin to expire in 2026 and 2024, respectively. Utilization of the net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being presented as an uncertain tax position.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets, including the Company’s history of cumulative net losses incurred since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets as of December 31, 2014 and 2013. Management reevaluates the positive and negative evidence at each reporting period.

The Company has not recorded any amounts for unrecognized tax benefits as of December 31, 2014 or 2013.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending income tax examinations. The Company’s tax years are still open under statute from 2011 to the present. Earlier years may be examined to the extent that tax credit or net operating loss carryforwards are used in future periods. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.